EXHIBIT 10.71

THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (ii) AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID SECURITIES ACT.

                                    EXHIBIT A
                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

AMOUNT: ($750,000.00)                          CLOSING DATE:  November 3, 1997

FOR VALUE RECEIVED, the undersigned, SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida Corporation, ("Maker", "Borrower", or "Company"), promise to pay to the order of BANKERS LIFE INSURANCE COMPANY, a Florida corporation, together with any other subsequent holder hereof ( collectively referred to as "Holder"), the principal sum of Seventy Five HUNDRED AND FIFTY THOUSAND AND NO/100THS ($750,000.00) together with interest thereon at the Prime Rate, as defined herein, until maturity, on the balance of the principal from time to time remaining unpaid (the applicable interest rate per annum at any given time being hereinafter referred to as the "Interest Rate"), provided that such Interest Rate shall not in any case exceed the highest rate of interest permitted by applicable law. Both principal and interest being payable at 360 Central Avenue, St. Petersburg, FL 33701 in the following manner:

     SUCH INTEREST SHALL BE PAYABLE TO THE EXTENT ACCRUED, QUARTERLY, ON EACH JANUARY 1ST, APRIL 1ST, JULY 1ST AND OCTOBER 1ST, IN EACH YEAR COMMENCING ON JANUARY 1, 1998 UNTIL THE PRINCIPAL HEREOF SHALL HAVE BECOME DUE AND PAYABLE. ALL UNPAID INTEREST AND PRINCIPAL SHALL BE DUE AND PAYABLE IN FULL ON THE 31st DAY OF December, 2000. THERE SHALL BE NO PENALTY FOR PRE-PAYMENT OF EITHER INTEREST OR PRINCIPAL.

All payments shall be credited by the Holder hereof first on the interest then accrued on said principal sum remaining unpaid, and then in reduction of such unpaid principal.

The Makers hereof shall not incur any penalty upon the prepayment of all or any part of the indebtedness evidenced hereby.

The Prime Rate existing on the date of issue of this Note shall be used to determine the Interest Rate to be paid by the Maker on all quarterly payments due in year one. Thereafter, the Prime Rate in effect on the January 1st billing date, of any given year, shall be used to determine the Interest Rate applicable on all quarterly payments due in that immediate year. The Holder of this Note shall inform the Maker of the applicable Interest Rate existing prior to the January 1st billing date of any given year.

As used herein, the term "Prime Rate" shall mean the rate published in the Wall Street Journal as the base rate on corporate loans posted by at least 75% of the nation's largest banks.

This  Note  is  made  pursuant  to and is  entitled  to the  benefits  of a Loan
Agreement, dated of even date herewith ("Agreement") between Smart Choice Automotive Group, Inc. and Bankers Life Insurance Company, and certain other documents, as may be required to protect and preserve the rights of Maker and Holder as more specifically described in the Agreement. Reference is made to the Agreement for a statement of the rights of the Holder of this Note and of the rights and limitations of the rights of the Maker. Capitalized terms not defined herein shall have the meanings defined in the Agreement.

This Note is Subordinated Debt, as defined in the Agreement, and is expressly subordinated to Senior Debt of the Company as provided in the Agreement. In case an Event of Default as defined in the Agreement shall occur and be continuing, the principal amount of this Note may be declared due and payable in the manner and with the effect provided in the Agreement.

If any payment of principal or interest hereby required is overdue for more than 30 days, the Holder of this Note may, at its option, and without notice, declare the entire balance of principal then remaining unpaid to be immediately due and payable, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time. Upon default in making any payment hereby required, each maker and endorser, jointly and severally, promise to pay all costs and expenses, including reasonable attorney's fees (including the cost of any appeals or any attorney's fees incurred in any bankruptcy proceeding), incurred in collecting this Note by legal proceedings or through an attorney.

Interest shall be calculated on all amounts advanced based on the actual number of days said amounts are outstanding. Interest shall be computed on the basis of a year of 360 days and charged for the actual number of days in the payment period.

Time is of the essence hereunder. Any payment of principal or interest which is not paid when due, whether upon maturity or acceleration or otherwise as provided herein, shall bear interest at the rate of 18% per annum from the due date until paid.

The Maker shall have no obligation to pay interest or payments in the nature of interest in excess of the maximum rate of interest allowed to be contracted for by law, as changed from time to time, applicable to this Note (the "Maximum
Rate"). Any interest in excess of the Maximum Rate paid by the Maker ("excess sum") shall be credited as a payment of principal, or, if the Maker so requests in writing, returned to the Maker, or, if the indebtedness and other obligation evidenced by this Note have been paid in full, returned to the Maker together with interest at the same rate as was paid by the Maker during such period. Any excess sum credited to principal shall be credited as of the date paid to Holder. Holder may, without such action constituting a breach of any obligation to the Maker, seek judicial determination of the applicable rate of interest, and its obligation to pay or credit any proposed excess sum to the Maker.

Provided Holder has not exercised its right to accelerate this Note, then the Maker hereof shall pay Holder a one time late charge late charge of five percent (5%) of any required quarterly payment which is not received by Holder on or after the expiration of the 30-day grace period. The parties agree that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty.

Acceptance of partial payments or payments marked "payment in full" or "in satisfaction" or words to similar effect shall not affect the duty of the Maker to pay all obligations due hereunder, and shall not affect the right of Holder to pursue all remedies available to it hereunder or under any other agreement between the maker hereof and the Holder.

The remedies of Holder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No action or omission of Holder, including specifically any failure to exercise or forbearance in the exercise of any remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing or as constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver or release of, any subsequent remedy as to a subsequent event.

The Maker hereby consents and submits to the jurisdiction of the courts of the State of Florida, and, notwithstanding its place of residence or organization or the place of execution of this Note, any litigation relating hereto, whether arising in contract or tort, by statute or otherwise, shall be brought in (and, if brought elsewhere, may be transferred to) a State court of competent jurisdiction in Orange County, Florida.

The Maker and any other Person liable for the payment hereof respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; and (b) agree that Holder, in order to enforce payment of this Note against any of them, shall not be required first to institute any suit or to exhaust any of its remedies against the Maker (or any co-maker) or against any other Person liable for payment hereof or to attempt to realize on any Collateral for this Note.

THE MAKER AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS NOTE OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION, WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS NOTE. THIS PROVISION IS A MATERIAL
INDUCEMENT FOR HOLDER'S EXTENDING CREDIT TO THE MAKER AND NO WAIVER OR LIMITATION OF HOLDER'S RIGHTS UNDER THIS PARAGRAPH SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON HOLDER'S BEHALF.

The Maker acknowledges that the above paragraph has been expressly bargained for by Holder as part of the loan evidenced hereby and that, but for the Maker's agreement and the agreement of any other Person liable for payment hereof thereto, Holder would not have extended the loan for the term and with the interest rate provided herein.

THIS LOAN IS PAYABLE IN FULL ON THE 3RD DAY OF NOVEMBER, 2000. AT MATURITY, MAKER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. MAKER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS MAKER MAY OWN, OR MAKER WILL HAVE TO FIND A LENDING INSTITUTION, WHICH MAY BE THE LENDER WITH RESPECT TO THIS LOAN, WILLING TO LEND MAKER THE MONEY. IF MAKER REFINANCES THIS LOAN AT MATURITY, MAKER MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF MAKER OBTAINS REFINANCING FROM THE SAME LENDING INSTITUTION.

CONVERSION

Conversion Privilege. Subject to and upon compliance with the provisions hereof, the Holder of this Note shall have the right, at its option and at its sole discretion, at any time and from time to time after December 31, 1998 and continuing until the expiration of the Term of the Agreement, to convert the principal amount of the Note, or any portion thereof, into that number of authorized but not yet issued, fully paid and non-assessable shares of Common Stock of the Maker, par value $.01 per share ( "Common Stock") (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of this Note or portion thereof to be converted by the Conversion Price. The Conversion Price shall be $9.00 per share of Common Stock unless adjusted as set forth below.

Manner of Exercise. In order to exercise the conversion privilege, the Holder shall surrender this Note to the Maker, accompanied by written notice to the Maker ( "Conversion Notice") that the Holder elects to convert this Note or the portion hereof specified in said notice. The Conversion Notice shall also state the name or names, together with address or addresses, in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. As promptly as practicable after the surrender of this Note, as aforesaid, the Maker shall issue and shall deliver to the Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Note or portion thereof in accordance with the provision hereof, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided below, together with an amount equal to the interest accrued but unpaid on the Note (or part thereof) so converted. In case the Note is surrendered for partial conversion, the Maker shall deliver to Holder, at the expense of the Maker, a new Note in an aggregate principal amount equal to the unconverted portion of the surrendered Note. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which this Note shall have been surrendered and the Conversion Notice received by the Maker as aforesaid, and the person or persons in whose name or names any certificate or certificates of shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of holders of record of the shares represented thereby to such time, and such conversion shall be at the Conversion Price in effect at such time, unless the stock transfer books of the Maker shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversions shall be at the Conversion Price in effect on the date upon which this Note shall have been surrendered to and the Conversion Notice shall have been received by the Maker.

Payment in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note or any part hereof. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of this Note, the Maker shall make an adjustment to the nearest 1/100th of a share in cash at the current market price thereof at the close of business on the Trading Day next proceeding the day of conversion.

Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

a) In the event that (i) a Target Secondary Offering (as defined in the Agreement) has not been consummated, (ii) the Maker shall not have received the purchase price of the securities of Maker offered thereunder on or before December 31, 1998 the current market price per share of Common Stock (determined as provided in subparagraph (c) of this Paragraph) with respect to any twenty (20) consecutive Trading Day (as such term is herein defined) period commencing after the date of this Note and ending before December 31, 1998 does not exceed $9.00, then the Conversion Price shall be adjusted to equal the lesser of (i) 90% of the current market price per share of Common Stock (determined as provided in subparagraph (c) of the this paragraph), or (ii) the then current Conversion Price.

b) In case the Maker shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Maker, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of this Note, if such Note is surrendered for conversion, shall thereafter be entitled to receive the number of shares of Common Stock or other capital stock of the Maker which it would have owned immediately following such action had this Note been converted immediately prior thereto. An adjustment made pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subparagraph (b), the Holder thereafter surrendering this Note for conversion shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Maker, the Board of Directors of the Maker shall determine, on the basis of the opinion of an independent financial advisor, the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

c) In the case the Maker shall hereafter issue rights or warrants to holders of its outstanding shares of Common Stock generally entitling him to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subparagraph (e) of this paragraph) of the Common Stock on the record date mentioned in this subparagraph (c) below, the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

d) In case the Maker shall hereafter distribute to holders of its outstanding Common Stock generally evidences of its indebtedness or assets (excluding any cash dividend paid from retained earnings of the Maker and dividends or distributions payable in stock from which adjustment is made pursuant to subparagraph (b) of this paragraph) or rights or warrants to subscribe to securities of the Maker (excluding those referred to in subparagraph (c) of this paragraph), then in each such case the Conversion Price of the shares of Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction the numerator of which shall be the current market price per share (determined as provided in subparagraph (e) of this paragraph) of the Common Stock on the record date mentioned in this paragraph) of the Common Stock on the record date mentioned in this subparagraph (d) less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed to the holder of one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock, and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

e) For the purpose of any computation under subparagraphs (b), (c) or (d) of this paragraph the current market price per share of Common Stock on any date shall be deemed to be the average of the daily market prices for the twenty (20) consecutive days other than Saturday, Sunday or other days on which national securities exchanges are open for trading and trades in common Stock occur (each, a "Trading Day") before the day in question. The market price for each such Trading Day shall be (i) in the case of a security listed or admitted to trading on any securities exchange, the last reported sale price, regular way (as determined in accordance with the practices of such exchange), on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day (and in the case of a security traded on more than one national securities exchange, at such price or such average, upon the exchange on which the volume of trading during the last calendar year was the greatest), (ii) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation service designated by the Maker, (iii) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price of bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or The Wall Street Journal, or if there are not bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported, and (iv) in the case of a security determined by the Maker's Board of Directors as not having an active quoted market or in the case of other property, such fair market values as shall be determined by the Board of Directors.

f) Whenever the Conversion Price is adjusted as herein provided, Maker shall promptly deliver to the Holder (i) certificate appropriate officer of the Maker setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same, and (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price.

g) In the event that at any time as a result of an adjustment made pursuant to subparagraph (b) of this paragraph, the Holder thereafter surrendering this Note for conversion shall become entitled to receiver any shares of the Maker other than shares of Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of this Note or any portion hereof shall be subject to adjustment form time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to common Stock contained in subparagraphs (b) through (g) hereof.

Certain Notices.  In case:

a) the Maker shall take any action which would require an adjustment in the Conversion Price; or

b) the Maker shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights; or

c) there shall be any capital reorganization or reclassification of the Common Stock (other that a subdivision or combination of the outstanding Common Stock and other that a change in the par value of the Common Stock), or any consolidation or merger to which the Maker is a part or any statutory exchange of securities with another corporation and for which approval of any stockholders of the Maker is required, or any sale or transfer of all or substantially all of the assets of the Maker; or

d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Maker;

then the Maker shall provide to the Holder, at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Sock of record shall be entitled to exchange their share of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, or winding-up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in subparagraphs (a), (b), (c) or (d) of this paragraph.

Status of Stock. The Maker convenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purposes of effecting conversions of this Note, the full number of shares of Common Stock deliverable upon the conversion of this Note.

Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of this Note, the Maker will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Maker may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

Prior to the delivery of any securities which the Maker shall be obligated to deliver upon conversion of this Note, the Maker shall comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority, unless an exemption form registration is available.

Taxes on Conversions. The Maker will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock upon conversion of this Note pursuant hereto; provided, however, that the Maker shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder or any affiliate of the Holder, and no such issue or delivery shall be made unless and until the Holder requiring such issue or delivery or the person in whose name such shares shall be issued has paid to the Maker the amount of any such tax or has established, to the satisfaction of the Maker, that such tax has been paid.

Covenants to Stock. The Maker covenants that all shares of Common Stock which may be delivered upon conversion of this Note will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

Mergers, etc. Notwithstanding any other provision herein to the contrary, in case of any consolidation or merger to which the Maker is a party other than a merger or consolidation in which the Maker is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Maker as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Maker), there shall be no adjustments hereunder, but the Holder shall have the right thereafter to convert this Note into the kind and amount of securities, cash or other property which he would have owned or been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Note been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance, and in any such case, if necessary, appropriate adjustment shall be made in the application of the conversion and adjustment provisions set forth herein with respect to the rights an interests thereafter of the holders of this Note, to the end that the provisions regarding conversion and adjustment set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Note. The above provisions of this paragraph shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

     IN WITNESS WHEREOF, this Convertible Subordinated Promissory Note has been duly executed as of the 3RD day November of 1997.

Signed sealed and delivered
                                    MAKER:

                                    SMART CHOICE AUTOMOTIVE GROUP, INC.

ATTEST:

/s/ Ernie Restina                   By: /s/ Gary R. Smith
-----------------                   ----------------------
Secretary                           As Its: Gary R. Smith